Exhibit 10.33

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FOURTH AMENDMENT

TO

LICENSE AGREEMENT

THIS FOURTH AMENDMENT TO LICENSE AGREEMENT (this “Fourth Amendment”), effective November 1, 2008, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of the State of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”); and

Histogenics Corporation, a corporation organized and existing under the laws of the State of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”).

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp, (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement, effective as of May 12, 2005, pursuant to which Biomaterials and Angiodevice licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacture and use of CT3 (the “Original License Agreement”), a copy of which is attached hereto;

WHEREAS, effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up;

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Original License Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Original License Agreement as if it were the original party thereto;

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into that certain Amendment to License Agreement, dated as of August 31, 2007 (the “First Amendment”), that certain Second Amendment to License Agreement, dated as of January 1, 2008 (the “Second Amendment”), and that certain Third Amendment to License Agreement, dated as of April 15, 2008 (the “Third Amendment” and together with the First Amendment and the Second Amendment, the “Prior Amendments”), copies of each are attached hereto (the Original License Agreement, as amended by the Prior Amendments, shall be referred to herein as the “Agreement”);

WHEREAS, pursuant to Section 3.2(a)(ii) of the Agreement, Histogenics has elected to convert the License (as defined in the Agreement) to one of exclusivity and has made two installment payments of the Exclusivity Payment (also as defined in the Agreement) of [***] on or prior to [***] and [***] on or prior to [***]; and

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Angiodevice, Angiotech US and Histogenics hereby agree as follows:

1.Amendment. Section 3.2(a)(ii) of the Agreement is hereby amended and restated in its entirety to state as follows:

At any time prior to [***] (the “Exclusivity Deadline”), Histogenics may elect to convert this License to one of exclusivity within the Field by giving notice to Angiotech (such election, the “Conversion to Exclusivity”) and by paying Angiotech an aggregate of $1,045,000 (the “Exclusivity Payment”) in four (4) installments in accordance with the following schedule:

[***]	Due and payable on [***];
[***]	Due and payable on [***];
[***]	Due and payable on [***]; and
[***]	Due and payable on [***].

Notwithstanding anything to the contrary herein, including Section 3.6, any Exclusivity Payment, or portion thereof, that is due and payable and remains unpaid and outstanding shall accrue interest, compounded quarterly, at a rate equal to [***] per annum or at such lower maximum rate of interest allowed by applicable law.

2.	Miscellaneous.

2.1Effects of Amendment on Payment Due [***]. For the avoidance of doubt, the payment of [***] due by [***] under Section 3.2(a)(ii) of the Agreement as it existed prior to this Fourth Amendment shall not be considered to have been overdue by virtue of this Fourth Amendment being effective after such date.

2.2Entire Agreement; Confirmation of Agreement. Except as specifically otherwise amended as set forth herein, the Agreement shall continue in full force and effect.

2.3Counterparts. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto will have the same effect as original signatures. In making proof of this Fourth Amendment, it shall not be necessary to produce or account for more than one such counterpart.

[Signature Page Follows

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed and delivered by the respective duly authorized officers as of the date set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.		ANGIODEVICE INTERNATIONAL GmbH

By:	/s/ David D. McMasters	By:	/s/ David D. McMasters

Name:	David D. McMasters	Name:	David D. McMasters

Title:	Sr. VP, Legal & General Counsel	Title:	Managing Director

Date:	November 4, 2008	Date:	November 4, 2008

HISTOGENICS CORPORATION

By:	/s/ F. Ken Andrews

Name:	F. Ken Andrews

Title:	CEO & President

Date:	11-5-08